SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

             CREDIT SUISSE STRATEGIC ALLOCATION FUND -- CONSERVATIVE
               CREDIT SUISSE STRATEGIC ALLOCATION FUND -- MODERATE
              CREDIT SUISSE STRATEGIC ALLOCATION FUND -- AGGRESSIVE

The following information supersedes certain information in each fund's Prospectus and Statement of Additional Information.

On August 16, 2006, the Board of Trustees of Credit Suisse Opportunity Funds (the "Trust") approved a Plan of Liquidation, Dissolution and Termination (each, a "Plan") for each of Credit Suisse Strategic Allocation Fund -- Conservative, Credit Suisse Strategic Allocation Fund -- Moderate, and Credit Suisse Strategic Allocation Fund -- Aggressive (each, a "Fund"), each a series of the Trust, whereby the assets of each Fund would be liquidated and each Fund would subsequently be dissolved. IN LIGHT OF THE BOARD'S DECISION, SHARES OF EACH FUND ARE NO LONGER BEING OFFERED EFFECTIVE AUGUST 25, 2006.

As a result of each Fund's liquidation, each shareholder of a Fund on October 16, 2006 will receive a distribution in an amount equal to the Fund's net asset value per share on or about October 17, 2006. Each shareholder may also receive previously declared and unpaid dividends and distributions. The liquidation of each Fund is expected to have tax consequences for a shareholder. Shareholders of each Fund should consider consulting with their tax advisers to determine any tax consequences and may wish to redeem their Fund shares prior to October 16, 2006. A notice describing each Plan and the liquidation and dissolution of a Fund will be mailed to shareholders.

On August 21, 2006, each Fund will stop charging Distribution and Service (12b-1) fees on all classes of shares.


Dated: August 18, 2006                                         16-0806
                                                               for
                                                               SAF-PRO-CMN
                                                               SAF-PRO-LOAD
                                                               2006-028